EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch Convertible Fund, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 4 to Registration Statement No. 333-28619 of our report dated October 11, 1999 appearing in the annual report to shareholders of Merrill Lynch Convertible Fund, Inc. for the year ended August 31, 1999, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/S/ DELOITTE & TOUCHE LLP

Deloitte & Touche LLP Princeton, New Jersey December 21, 1999